 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 17, 2020

DIAMONDPEAK HOLDINGS CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-38821	83-2533239
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40 W 57th Street, 29th Floor

New York, New York 10019

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 716-2000

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value, and one-third of one Warrant	DPHCU	The Nasdaq Stock Market LLC
Class A common stock, par value $0.0001 per share	DPHC	The Nasdaq Stock Market LLC
Warrants to purchase Class A common stock	DPHCW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.

On September 17, 2020, DiamondPeak Holdings Corp. (“DiamondPeak”) and Lordstown Motors Corp (“Lordstown”) hosted an analyst day with select Wall Street firms to provide an overview of Lordstown’s business and discuss historical and projected financial performance and various other matters including recent developments with respect to Lordstown and the electric vehicle industry generally.

Attached hereto as Exhibit 99.1 and incorporated by reference herein is the presentation used by Lordstown as part of the analyst day, dated September 17, 2020.

Attached hereto as Exhibit 99.2 is an article dated September 1, 2020 from the Detroit News in which Lordstown’s Chief Executive Officer Stephen S. Burns gave an interview.

The information in this Item 7.01, including Exhibits 99.1 and 99.2, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of DiamondPeak under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information of the information in this Item 7.01, including Exhibits 99.1 and 99.2.

Item 8.01.	Other Events.

On September 17, 2020, DiamondPeak and Lordstown hosted an investor presentation to discuss various matters including recent developments with respect to Lordstown and the electric vehicle industry generally.

Attached hereto as Exhibit 99.1 and incorporated by reference herein is the presentation, dated September 17, 2020.

Important Information About the Merger and Where to Find It

DiamondPeak has filed with the Securities and Exchange Commission (the “SEC”) a preliminary proxy statement and will file other documents regarding the proposed transaction with the SEC. After the SEC has concluded its comments, DiamondPeak will mail the definitive proxy statement to its shareholders. INVESTORS AND SECURITY HOLDERS OF DiamondPeak ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE COMPANY’S PROXY STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED Transaction. The definitive proxy statement will be mailed to stockholders of DiamondPeak as of a record date to be established for voting on the proposed transaction. Investors and security holders will be able to obtain copies of the proxy statement and other documents filed with the SEC (when available) free of charge at the SEC’s website, http://www.sec.gov or by directing a request to: DiamondPeak Holdings Corp., 40 W 57th Street, 29th Floor, New York, NY 10019, (212) 716-2000.

Forward-Looking Statement LEGENDS

Additional Information and Where to Find It

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, and is not a substitute for the Proxy Statement or any other document that DiamondPeak may file with the SEC or send to its shareholders in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF DiamondPeak ARE URGED TO READ THE PROXY STATEMENT AND ALL OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain the documents free of charge at the SEC’s web site, http://www.sec.gov and DiamondPeak shareholders will receive information at an appropriate time on how to obtain transaction-related documents for free from DiamondPeak. Copies of documents filed with the SEC by DiamondPeak will be made available free of charge on DiamondPeak’s investor relations website at www.diamondpeakspac.com.

Participants in the Solicitation

DiamondPeak, Lordstown and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of common stock in respect of the proposed transaction. Information about the directors and executive officers of DiamondPeak is set forth in its Annual Report on Form 10-K for the fiscal year ended December 31, 2019, which was filed with the SEC on March 25, 2020. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the definitive Proxy Statement and other relevant materials to be filed with the SEC in respect of the proposed transaction when they become available.

Cautionary Statements Regarding Forward-Looking Information

Certain statements in this release may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995, each as amended. Forward-looking statements provide current expectations of future events and include any statement that does not directly relate to any historical or current fact. Words such as “anticipates,” “assumption,” “believes,” “continue,” “expects,” “estimate,” “future,” “goal,” “intends,” “plans,” “projects,” “positions,” “target” or other similar expressions, whether in the negative or the affirmative, may identify such forward-looking statements.

These forward-looking statements are not guarantees of future performance and involve certain risks, uncertainties, and assumptions that are difficult to predict, and you should not place undue reliance on our forward-looking statements. Actual results may differ materially from those discussed in forward-looking statements as a result of factors, risks and uncertainties over which DiamondPeak and Lordstown have no control. These factors, risks and uncertainties include, but are not limited to, the following: (i) conditions to the completion of the proposed business combination and PIPE investment, including stockholder approval of the business combination, may not be satisfied or the regulatory approvals required for the proposed business combination may not be obtained on the terms expected or on the anticipated schedule; (ii) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement between the parties or the termination of any PIPE investor’s subscription agreement; (iii) the effect of the announcement or pendency of the proposed business combination on Lordstown’s business relationships, operating results, and business generally; (iv) risks that the proposed business combination disrupts Lordstown’s current plans and operations and potential difficulties in Lordstown’s employee retention as a result of the proposed business combination; (v) risks related to diverting management’s attention from Lordstown’s ongoing business operations; (vi) potential litigation that may be instituted against DiamondPeak or Lordstown or their respective directors or officers related to the proposed acquisition or the merger agreement or in relation to Lordstown’s business; (vii) the amount of the costs, fees, expenses and other charges related to the proposed business combination and PIPE investment; (viii) risks relating to the uncertainty of the projected financial information with respect to Lordstown, including the conversion of pre-orders into binding orders; (ix) risks related to Lordstown’s limited operating history, the rollout of Lordstown’s business and the timing of expected business milestones, including Lordstown’s ability to complete the engineering of the Endurance and the retooling of the Lordstown facility, and start production of the Endurance, on time and on budget; (x) the effects of competition and the pace and depth of electric vehicle adoption generally on Lordstown’s future business; (xi) Lordstown’s ability to achieve any level of EBITDA margin, including its ability to achieve breakeven EBITDA margin and the timetable for achieving breakeven EBITDA margin; (xii) changes in regulatory requirements, governmental incentives and fuel and energy prices; (xiii) the amount of redemption requests made by DiamondPeak’s public stockholders; (xiv) the ability of DiamondPeak to issue equity or equity-linked securities in connection with the transaction or in the future; (xv) the impact of the global COVID-19 pandemic on any of the foregoing risks; and (xvi) such other factors as are set forth in DiamondPeak’s periodic public filings with the SEC, including but not limited to those described under the headings “Risk Factors” and “Forward Looking Statements” in its final prospectus for its initial public offering, which was filed with the SEC on February 26, 2019 and Annual Report on Form 10-K for the fiscal year ended December 31, 2019, its subsequent quarterly reports on Form 10-Q, and in its other filings made with the SEC from time to time, which are available via the SEC’s website at www.sec.gov.

Forward-looking statements reflect the views and assumptions of DiamondPeak and Lordstown as of the date of this communication with respect to future events. Neither DiamondPeak nor Lordstown undertakes, and each hereby disclaims, any obligation, unless required to do so by applicable securities laws, to update any forward-looking statements as a result of new information, future events or other factors. The inclusion of any statement in this communication does not constitute an admission by DiamondPeak or Lordstown or any other person that the events or circumstances described in such statement are material.

Item 9.01.	Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit Number	Description
99.1	Investor Presentation, dated September 17, 2020.
99.2	News article, dated September 1, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIAMONDPEAK HOLDINGS CORP.

	By:	/s/ David T. Hamamoto
	Name:	David T. Hamamoto
	Title:	Chief Executive Officer and Chairman
Date: September 17, 2020